361 GLOBAL MANAGED FUTURES STRATEGY FUND
Investor Class

(Ticker Symbol: AGFQX)

Class I Shares

(Ticker Symbol: AGFZX)

A series of Investment Managers Series Trust

Supplement dated May 7, 2018, to the

Summary Prospectus dated March 5, 2018.

Effective May 7, 2018 (the “Effective Date”), John Riddle is added as a portfolio manager to the 361 Global Managed Futures Strategy Fund (the “361 Global Managed Fund”). Messrs. Rollins, Frank, Stanton, Bhave, and Leupold will continue to serve as portfolio managers of the 361 Global Managed Fund. As a result, the Summary Prospectus is updated as follows.

The “Portfolio Managers” section on page 6 of the Summary Prospectus is replaced with the following:

Blaine Rollins, CFA, Managing Director, and Jeremy Frank, Director of Quantitative Research, have served as portfolio managers of the Fund since its inception on February 12, 2014. Clifford Stanton, CFA, Co-Chief Investment Officer, and Aditya Bhave, Senior Quantitative Analyst, have served as portfolio managers of the Fund since December 4, 2014. Jason Leupold, Vice President of Trading and Research, has served as portfolio manager of the Fund since March 1, 2017. John Riddle, Co-Chief Investment Officer, has served as portfolio manager of the Fund since May 7, 2018. Messrs. Rollins, Frank, Stanton, Bhave, Leupold, and Riddle are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.